                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 15, 2002



                     National City Credit Card Master Trust
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


      United States                 000-26342                   34-0420310
----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
 of Incorporation)                                        Identification Number)

         1900 East 9th Street
            Cleveland, Ohio                                    44114-3484
---------------------------------------                       ------------
(Address of Principal Executive Office)                        (Zip Code)



Registrant's telephone number, including area code (216) 222-2000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable

Item 2.           Not Applicable

Item 3.           Not Applicable

Item 4.           Not Applicable

Item 5.           Other Events
                  ------------
                  For the Distribution Date of August 15, 2002, The Bank of New York, as Trustee, made the monthly payments to Certificateholders in the Monthly Certificateholders' Statements.

Item 6.           Not Applicable

Item 7.           Financial Statements and Exhibits
                  ---------------------------------
     (a)          Financial statements of businesses acquired     Not Applicable

     (b)          Pro forma financial information                 Not Applicable

     (c)          Exhibits

                  The following are filed herewith. The exhibit numbers correspond with Item 601 of Regulation S-K.

                  Exhibit No.                   Description
                  -----------                   -----------
                     20.1 Series 2000-1 Monthly Certificateholders' Statement dated August 12, 2002

                     20.2 Series 2001-1 Monthly Certificateholders' Statement dated August 12, 2002

                     20.3 Series 2002-1 Monthly Certificateholders' Statement dated August 12, 2002

Item 8.           Not Applicable

Item 9.           Not Applicable
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL CITY CREDIT CARD MASTER TRUST



Dated:  August 19, 2002                  By:  /s/ William F. Smith
                                           ----------------------------
                                       Name: William F. Smith
                                       Title: Administrative Trustee




                                       3
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                                  EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

 20.1  Series 2000-1 Monthly Certificateholders' Statement dated August 12,
       2002


 20.2  Series 2001-1 Monthly Certificateholders' Statement dated August 12,
       2002


 20.3  Series 2002-1 Monthly Certificateholders' Statement dated August 12,
       2002




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